NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of MELT INC., a Nevada Corporation,	) CASE NO.:) DEPT NO.:	A-18-774598-P XXIV

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 26th day of June, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 27TH day of June, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 27th day of June, 2018, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors
Melt Inc.
2360 Corporate Circle, Suite 400
Henderson, NV 89074

Officers and Directors
Melt Inc.
22912 Mill Creek Drive
Laguna Hills, CA 92653

Officers and Directors
Melt Inc.
31556 Loma Linda Road
Temecula, CA 92592

Officers and Directors
Melt Inc.
45320 Corte Palmito
Temecula, CA 92592

Nevada Agency & Transfer Company
50 W. Liberty Street, Suite 880
Reno, NV 89501

Shannon Bernosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
6/26/2018 11:36 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of MELT INC., a Nevada Corporation,	CASE NO.: A-18-774598-P DEPT NO.: XXIV **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Application for Appointment of Custodian for MELT INC., proper notice having been given to the officers and directors of MELT INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of MELT INC.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of MELT INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation

in the name of MELT INC. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3. CUSTODIAN VENTURES, LLC shall reinstate MELT INC. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for MELT INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that MELT INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of MELT INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate MELT INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

6. CUSTODIAN VENTURES, LLC, as custodian of MELT INC. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 26 day of June, 2018.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC